Exhibit 32

CERTIFICATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 (the "Report") of Parke Bancorp, Inc. (the "Company") as filed with the Securities and Exchange Commission, we, Vito S. Pantilione, President and Chief Executive Officer, and John F. Hawkins, Senior Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/	/s/ Vito S. Pantilione	/s/	John F. Hawkins
	Vito S. Pantilione		John F. Hawkins
	President and Chief Executive Officer		Senior Vice President and Chief Financial Officer
	(Principal Executive Officer)		(Principal Financial Officer)

May 14, 2010